EXHIBIT 99

                                  PRESS RELEASE

     WOOD-RIDGE, NEW JERSEY, February 8, 1999 - 1st Bergen Bancorp (NASDAQ/NMS:FBER), the holding company for South Bergen Savings Bank, announced net income for the fourth quarter ended December 31, 1998 of $488,000, a decrease of $65,000, or 11.75%, over the $553,000 earned for the same period in 1997.

     The $65,000 decrease in earnings over the prior year is primarily attributable to a $37,000 decrease in net interest income, coupled with an increase in tax expense, offset by an increase in non-interest income and a decrease in non-interest expense.

     The Company earned $0.22 and $0.21 per share on a basic and diluted basis, respectively, for the quarter ended December 31, 1998, which was the same as earned for the quarter ended December 31, 1997.

     Net interest income before provision for loan losses was $2.2 million for the three months ended December 31, 1998 and December 31, 1997. The provision for loan losses was $75,000 for the quarter ended December 31, 1998 and December 31, 1997. Non-interest income and non-interest expense totalled $125,000 and $1.5 million, respectively, for the three months ended December 31, 1998, compared to $85,000 and $1.5 million, respectively, for the same period in the prior year.

     Total assets at December 31, 1998 were $301.5 million, versus $290.4 million at December 31, 1997, an increase of 3.82%. Net loans totalled $124.5 million at December 31, 1998, compared to $127.8 million at December 31, 1997, a decrease of $3.3 million, or 2.58%.

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     The ratio of non-performing loans to total assets was 0.89% at December 31,
1998, compared to 0.71% at December 31, 1997. The ratio of non-performing assets to total assets was .96% at December 31, 1998, compared to 0.75% at December 31, 1997.

     Real estate owned totalled $208,000 at December 31, 1998, compared to $118,000 at December 31, 1997.

     During the fourth quarter of 1998, 1st Bergen signed a definitive merger agreement with Kearny Federal Savings Bank whereby Kearny would pay $24 cash for each share of 1st Bergen common stock. Kearny is a federal mutual savings bank with assets of $819 million and five northern New Jersey banking offices. The required Office of Thrift Supervision (OTS) and Securities and Exchange Commission (SEC) filings have been submitted. The transaction is expected to close during the first quarter of 1999.

     South Bergen Savings Bank operates a traditional retail banking business from its main office in Wood-Ridge, New Jersey, and branch offices in Bergen, Morris and Passaic Counties.

1ST BERGEN BANCORP
CONSOLIDATED STATEMENTS OF INCOME FOR THREE MONTHS ENDED
(UNAUDITED)



                                                   12/31/98        12/31/97
                                                   --------        --------

Interest Income:
  Loans receivable ............................   $2,483,112      $2,516,043
  Investment securities held to maturity ......      495,583         897,485
  Investment securities available for sale ....    1,237,539         497,744
  MBS securities held to maturity .............      524,890         913,329
  MBS securities available for sale ...........      246,703         175,923
  FHLB stock ..................................       46,169          18,593
  FHLB deposits ...............................      107,869          75,550
                                                 -----------    ------------

TOTAL INTEREST INCOME .........................    5,141,865       5,094,667

Interest Expense:
  Deposits ....................................    2,513,176       2,432,687
  Advances from FHLB ..........................      427,973         424,080
                                                 -----------     -----------

Total Interest Expense ........................    2,941,149       2,856,767

Net Interest Income before
  Provision for Loan Losses ...................     2,200,716       2,237,900

Provision for Loan Losses .....................       75,000          75,000
                                                ------------    ------------

NET INTEREST INCOME AFTER PROVISION ...........    2,125,716       2,162,900

Non-Interest Income:
  Loan fees and service charges ...............       75,771          49,165
  Annuity commissions .........................          450           2,250
  Gain on sale of securities ..................       14,000              --
  Other .......................................       34,625          33,689
                                                ------------    ------------

TOTAL NON-INTEREST INCOME .....................      124,846          85,104

Non-Interest Expense:
  Compensation and employee benefits ..........      843,924         851,878
  Annuity commission expense ..................          110           --
  Occupancy ...................................       82,668          76,067
  Equipment ...................................      159,034         122,387
  Advertising .................................       56,157          62,626
  Federal insurance premiums ..................       32,417          35,151
  Net loss from REO ...........................       31,218          43,957
  Insurance and bond premium ..................       31,374          26,638
  Other expenses ..............................      271,922         299,427
                                                 -----------     -----------

TOTAL NON-INTEREST EXPENSE ....................    1,508,824       1,518,131

Income before Taxes ...........................      741,738         729,873

Federal and State Tax Expense .................      253,964         176,829
                                                 -----------     -----------

NET INCOME ....................................   $  487,774      $  553,044
                                                  ==========      ==========

Earnings Per Share - Basic ....................      $   .22        $   .22
                                                     -------        -------

Earnings Per Share - Diluted ..................      $   .21        $   .21
                                                     -------        -------

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1ST BERGEN BANCORP

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

                                                     12/31/98       12/31/97
                                                     --------       --------

ASSETS:
  Cash and due from banks ......................   $ 13,989,440     $  3,199,133
  Interest-bearing deposits in other banks .....      1,840,596                0
                                                   ------------    -------------

Total Cash and Cash Equivalents ................     15,830,036        3,199,133

  Loans receivable, net ........................   $124,546,802    $127,817,620
  Mortgage-backed securities held to maturity ..     28,286,239      52,457,620
  Mortgage-backed securities available for sale      23,758,812      10,444,559
  Investment securities held to maturity .......     21,740,635      46,903,262
  Investment securities available for sale .....     77,711,572      41,090,336
  FHLB stock ...................................      2,616,700       1,627,100
  Real estate owned ............................        208,000         117,500
  Premises and equipment .......................      2,978,033       3,018,603
  Accrued interest and dividends receivable ....      1,945,192       2,094,060
  Accrued income taxes .........................        161,164          --
  Deferred income taxes ........................      1,282,711       1,186,983
  Other assets .................................        476,126         388,481
                                                   ------------     -----------

TOTAL ASSETS ...................................   $301,542,022    $290,345,257
                                                   ============    ============

Liabilities & Stockholders' Equity

LIABILITIES:
  Deposits .....................................   $236,302,940    $217,426,098
  Borrowing ....................................     28,000,000      31,334,000
  Escrow .......................................        843,510         986,166
  Accrued income taxes .........................        272,933         507,036
  Other liabilities ............................        474,201         822,265
                                                   ------------     -----------

TOTAL LIABILITIES ..............................    265,893,584     251,075,565

TOTAL STOCKHOLDERS' EQUITY .....................     35,648,438      39,269,692

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY .......   $301,542,022    $290,345,257
                                                   ============     ===========

TOTAL SHARES OUTSTANDING .......................      2,585,243       2,864,535
                                                      ---------       ---------